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                      Banc One Investment Management Group
                            Corporate Trust Services
                     Corporate Trust Account Administration


   Southpoint Structured Assets, Inc. TVA Security-Backed Trust Certificates,
                                 Series 1998-1
               $5,000,000 6.25% Certificate due December 15, 2017


                    Report to Certificateholders on 6/15/99

This report is being prepared pursuant to Section 4.03 of the Standard Terms of Trust Agreements dated March 19, 1998 between Southpoint Structured Assets, Inc. as Depositor and Banc One, West Virginia, N.A., as Trustee:

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CUSIP NUMBER:                                                      873055AA5
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Principal Amount of Security                                   $5,000,000.00
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Current Interest Rate of Security                                      6.25%
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Reporting Unit                                                      1,000.00
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Accrual Period - Beg                                               15-Dec-98
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Accrual Period - End                                               14-Jun-99
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Record Date                                                        14-Jun-99
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Fixed or Variable Rate                                                 Fixed
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Maturity Date                                                       12/15/17
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Amounts received as of last pmt. date                          $  156,250.00
----------------------------------------------------------------------------
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BEGINNING PRINCIPAL BAL                                        $5,000,000.00
----------------------------------------------------------------------------
----------------------------------------------------------------------------
INTEREST:
----------------------------------------------------------------------------
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Pass-Through Rate                                                      6.25%
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Certificates Interest Distributed                              $  156,250.00
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Retained Interest Distributed                                  $        0.00
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Trust Expenses                                                 $        0.00
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Unpaid Accrued Interest                                        $        0.00
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PRINCIPAL:
----------------------------------------------------------------------------
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Principal Distributed                                          $        0.00
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Advances Distributed:
----------------------------------------------------------------------------
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PREPAYMENT PREMIUM:
----------------------------------------------------------------------------
Amount Distributed                                             $        0.00
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TOTAL DISTRIBUTION                                             $  156,250.00
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ENDING PRINCIPAL BALANCE                                       $5,000,000.00
----------------------------------------------------------------------------
----------------------------------------------------------------------------

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
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PER UNIT:
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Beginning Principal Balance                                     1,000.000000
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Interest Distributed                                               31.250000
----------------------------------------------------------------------------
Principal Distributed                                               0.000000
----------------------------------------------------------------------------
Prepayment Penalty Distributed                                      0.000000
----------------------------------------------------------------------------
Total Distributed                                                  31.250000
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